UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 5, 2017

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification
Number)
3838 West Parkway Boulevard Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant’s telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financialaccounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of October 5, 2017, the Board of Directors of USANA Health Sciences, Inc. (the “Company”) acted unanimously to appoint Mr. J. Scott Nixon as an additional director of the Company, for an initial term expiring at the Company’s 2018 Annual Meeting of Shareholders. Mr. Nixon has not been appointed to any Committees of the Board of Directors at this time.

Mr. Nixon, a certified public accountant, retired in 2015 as a partner with PricewaterhouseCoopers LLP (PwC) where he spent over 31 years in various roles including Office Managing Partner and engagement partner over public and private companies in many industries. His career involved providing audit and business advisory services. Mr. Nixon was involved in numerous complex filings with the Securities and Exchange Commission on behalf of his clients. In 2007, Mr. Nixon returned from a four-year assignment in São Paulo, Brazil where he represented various interests of the PwC global firm to the 18-member firms in South and Central America, and led the implementation and compliance of the Sarbanes-Oxley requirements in those countries. Mr. Nixon has served as a member of the Board of Directors of ProLung, Inc. since November 2016. He also serves on several boards of directors for private and non-profit companies, including Deseret Trust Company as a member of the Audit and Executive Committees since 2015 and Utah State University Board of Trustees, as Chairman of the Audit Committee since 2011. Mr. Nixon is currently a Trustee, Vice Chairman and a member of the Executive Committee of MountainWest Capital Network and is a National Association of Corporate Directors (NACD) Governance Fellow. He holds both a BA and Master of Accounting from Utah State University.

Item 9.01           Financial Statements and Exhibits.

                            (d)  Exhibits

Exhibit 99.1        Press release issued by USANA Health Sciences, Inc. dated October 5, 2017 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By: /s/ Douglas Hekking

G. Douglas Hekking, Chief Financial Officer

Date:	October 5, 2017